                                                                EXHIBIT e(3)(b)

                                AMENDMENT NO. 1
                         MASTER DISTRIBUTION AGREEMENT
                                    BETWEEN
                               AIM GROWTH SERIES
                             (CLASS A AND C SHARES)
                                      AND
                            A I M DISTRIBUTORS, INC.

        The Master Distribution Agreement (the "Agreement"), dated May 3, 1999, by and between AIM Growth Series, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "APPENDIX A
                                       TO
                         MASTER DISTRIBUTION AGREEMENT
                                       OF
                               AIM GROWTH SERIES

CLASS A SHARES                            CLASS C SHARES
--------------                            --------------
AIM Basic Value Fund                      AIM Basic Value Fund
AIM Euroland Growth Fund                  AIM Euroland Growth Fund
AIM Japan Growth Fund                     AIM Japan Growth Fund
AIM Mid Cap Equity Fund                   AIM Mid Cap Equity Fund
AIM New Pacific Growth Fund               AIM New Pacific Growth Fund
AIM Small Cap Growth Fund                 AIM Small Cap Growth Fund"


        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Date:  September 1, 1999

                                           AIM GROWTH SERIES


Attest: /s/ OFELIA M. MAYO                 By: /s/ ROBERT H. GRAHAM
        ----------------------------          --------------------------------
               Assistant Secretary                     President

(SEAL)
                                           A I M DISTRIBUTORS, INC.



Attest: /s/ P. MICHELLE GRACE              By: /s/ MICHAEL J. CEMO
        ----------------------------           --------------------------------
               Assistant Secretary                     President

(SEAL)